AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1997
                       REGISTRATION NO. 33-62927
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                           Form S-3 - AMENDMENT NO. 1
                         POST-EFFECTIVE AMENDMENT NO. 1
             REGISTRATION STATEMENT under THE SECURITIES ACT OF 1933

                               ------------------


                                                                                  AGWAY
                        AGWAY INC.                                        FINANCIAL CORPORATION
  (Exact name of registrant as specified in its charter)  (Exact name of registrant as specified in its charter)
                         DELAWARE                                               DELAWARE
                 (State of incorporation)                               (State of incorporation)
                        15-0277720                                             06-1174232
           (I.R.S. Employer Identification No.)                   (I.R.S. Employer Identification No.)
                   333 Butternut Drive,                                 1105 North Market Street,
                  DeWitt, New York 13214                               Wilmington, Delaware 19801
         (Address of principal executive offices)               (Address of principal executive offices)
                       315-449-6431                                           302-654-8371

                              DAVID M. HAYES, Esq.
                                   AGWAY INC.
                                    BOX 4933
                            Syracuse, New York 13221
                                  315-449-6431
                     (Name and address of agent for service)


                               ------------------


     If the only securities being registered on the Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
    ----
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
                                             ----
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number of the earlier effective registration statement for the same offering.
                                ----
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
                       ----
     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.
                                ----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PAGE 1 OF 4.

                         POST-EFFECTIVE AMENDMENT NO. 1


The Registrants, Agway Inc. and Agway Financial Corporation, have filed this Post-Effective Amendment No. 1 to deregister the unsold portion of the following securities under this Registration Statement:


Agway Inc.
Guarantee of the Debt Securities
Series HM Preferred Stock
Membership Common Stock

Agway Financial Corporation
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates under the Interest Reinvestment Option

On  October  30,  1996,  the  Registrants   terminated  their  offering  of  the
aforementioned securities. Under this Registration Statement, the Companies have issued securities in the following amounts:


                         Title of each class of Security
                         -------------------------------
                                                           Principal Amount or
                                                            number of Shares
                                                           -------------------

Agway Inc.
Guarantee of the Debt Securities                                  ---
Series HM Preferred Stock                                      176 shares
Membership Common Stock                                        389 shares


Agway Financial Corporation
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates                       $40,650,900
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates
    under the Interest Reinvestment Option                    $15,311,640

The following unsold portion of the securities registered are accordingly withdrawn from registration under this Post- Effective Amendment No. 1 and this Registration Statement will be terminated.




                         Title of each class of Security
                         -------------------------------

                                                         Principal Amount or
                                                           number of Shares
                                                         -------------------
Agway Inc.
Guarantee of the Debt Securities                                 ---
Series HM Preferred Stock                                    3,824 shares
Membership Common Stock                                      3,611 shares


Agway Financial Corporation
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates                       $11,849,100
Guaranteed, Subordinated Member and
 Subordinated Money Market Certificates
    under the Interest Reinvestment Option                    $ 3,538,360

The Registration Statement on Form S-3 filed September 12, 1996 covers a new offering of:

Agway Inc.
Guarantee of the Debt Securities
8% Cumulative Preferred Stock, Series B
Series HM Preferred Stock
Membership Common Stock


Agway Financial Corporation
Guaranteed, Subordinated Member and Subordinated Money Market Certificates Guaranteed, Subordinated Member and Subordinated Money Market Certificates
    under the Interest Reinvestment Option

The prospectus included in the September 12, 1996 Registration Statement became effective on September 23, 1996 and does not relate to the securities being withdrawn from registration hereby.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrants, Agway Inc. and Agway Financial Corporation, corporations duly organized and existing under the laws of Delaware, have duly caused this Post- Effective Amendment No. 1 to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the Town of DeWitt, and the State of New York, 13214, on the 28th day of February 1997.

                                   AGWAY INC.


                                          By     /s/ DONALD P. CARDARELLI
                                             --------------------------------
                                                   Donald P. Cardarelli
                                                    President, CEO and
                                                      General Manager
                                               (Principal Executive Officer)


                                   AGWAY FINANCIAL CORPORATION


                                           By     /s/ DONALD P. CARDARELLI
                                              --------------------------------
                                                    Donald P. Cardarelli
                                                    Chairman of the Board,
                                                    President, and Director
                                                (Principal Executive Officer)



Pursuant to Rule 478 of the Regulations under the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the Agent for Service named in this amendment to the Registration Statement.


           Signature                                     Title                                     Date
           ---------                                     -----                                     ----


    /s/ DAVID M. HAYES
    ---------------------
     David M. Hayes, Esq.                            Agent for Service                      February 28, 1997
